Exhibit 10.7

MEMORANDUM OF UNDERSTANDING This Memorandum of Understanding (hereinafter the "MOU") sets forth the basic terms of the proposed strategic alliance relationship regarding the telemedicine and healthcare mobility market between Comitas Telesalud S . A, a Spanish corporation (hereinafter "COMITAS"), and Neighpart International, Corp . , a Florida corporation (hereinafter "NIC") . Throughout this document, COMITAS and NIC are individually referred to as a "Party" and collectively as the "Parties" . The Parties intend to further detail the terms of their relationship in specific and final agreements (hereinafter the "specific agreements"), which shall include customary provisions typical of agreements for similar transactions, in addition to those set forth below : Reference to the Non - Disclosure Agreement: Description of the Strategic Relationship: The Parties acknowledge their obligations under the Non - Disclosure and Non - Compete Agreement dated May 21 st , 2024 , between the Parties, which applies and is incorporated into this MOU . NIC shall act as : (1) a local integrator of COMITAS' equipment, including containerization, assembly, packaging, and ready - to - deliver deployment of Comitas technology equipment that needs local integration . For this purpose, COMITAS shall grant NIC the necessary manufacturing rights over its patents and related intellectual property, sufficient for the duration of this MOU and the final agreements binding the Parties in each territory, and (ii) the exclusive distributor of all products described in Annex A attached hereto, as well as any new updates, improvements, and new products that Comitas may implement in the future, including those specific to each territory and for the duration and scope determined by the specific agreements . These distribution rights are granted herein and shall be included in the specific agreements under the following conditions: (i) exclusively for a period of three (3) years, starting from the date when Comitas products are approved by regulatory bodies in each territory for sale and use in specific services for which they have been designed, (ii) During the first two years, always starting from the date when Comitas products are approved by the regulatory bodies of each territory for sale and use in specific services for which they have been designed, NIC agrees to inform Comitas of activities carried out in the presentation and business units under negotiation as well as those implemented in an operational business model, all of which form part of the obligations assumed herein by NIC . (2 x Illegible signature)

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It is specifically agreed between the Parties that NIC, at its sole discretion, may structure alliances, joint ventures, or other types of associations with companies in each territory for the purpose of achieving the commercial objectives arising from this MOU and the "specific agreements," and must communicate this to COMITAS . (iii) Based on the terms above in this section "Description of the Strategic Relationship," NIC shall have the exclusive rights indicated in the first paragraph items (i) and (ii), for the territories of the Republic of Paraguay, the Republic of Brazil, and the Argentine Republic (ii) and preferentially for the rest of the territories in Latin America and the Caribbean, to avoid doubt, this territory includes from Mexico to Argentina, and all the islands of the Caribbean between their respective meridians (from the northernmost point of Mexico to the southernmost point of Argentina) (hereinafter the "Territory"), and provider of services for Comitas technology in all currently available versions, and those that Comitas develops in the future, all subject to the terms and conditions (including customary representations, warranties, and mutual indemnification provisions) that shall be provided in the definitive version of the agreement, including, among others, the terms and conditions set forth in this MOU . In all those territories where NIC is the preferred distributor, COMITAS shall ensure the best price to a third party and shall invite NIC to participate in any project in which COMITAS is involved . Likewise, the Parties may transform any preferred territory into an exclusive one when necessary for the business development and expressly agree on a project plan, including objectives and resources for the territory . (iv) The aforementioned exclusivity shall not affect projects initiated by COMITAS prior to entering into this agreement, especially those developed together with the satellite communications multinational HISPASAT . Likewise, the parties shall collaborate on the integration of future satellite telemedicine projects promoted by HISPASAT based on COMITAS technology in the different territories of this MOU and subsequent specific agreements without this constituting a breach of the exclusivity agreements . Duties: Each of the Parties shall have the following respective duties regarding the operation of the relationship described herein: (a) COMITAS shall: (2 x Illegible signature)

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(i) Provide its expertise and knowledge in the form of training for up to ten (10) employees, including, among others, two (2) weeks of training that COMITAS shall provide to NIC's designated personnel (at no cost, except for travel, accommodation, and meal expenses, if applicable, which NIC shall reimburse to COMITAS), either at NIC's designated offices or via productive video call, to be mutually agreed and coordinated between COMITAS and NIC ; (ii) Provide reasonable technical support to NIC through phone consultations during COMITAS' regular business hours, as well as remote troubleshooting, and if necessary, on - site support regarding COMITAS' telemedicine and mobility systems and equipment, provided that on - site support is only provided by mutual agreement in writing between COMITAS and NIC specifying terms for payment of travel and accommodation expenses incurred by COMITAS and/or its subcontractors in relation thereto, as well as terms for payment of service fees and any equipment from COMITAS and/or its subcontractors or other expenses to be covered in relation thereto ; (iii) Provide or assist NIC in acquiring any parts or services and other equipment for use in the provision of telemedicine and mobility to end - users serviced by NIC within the Territory ; and (iv) Provide general business consulting services related to the telemedicine and mobility business, including providing reasonable assistance to NIC in negotiating agreements with clients, subcontractors, infrastructure providers, and other parties . (v) Provide all necessary elements for the assembly of products that NIC can integrate in each territory on time and without defects, for a finished product with the best possible performance . (vi) The price of each product that COMITAS shall sell to NIC or deliver to NIC for the manufacturing process described below shall be as follows : (i) open books for costs of materials, parts, systems, software, hardware, and all components necessary for the best possible performance of each equipment as direct cost, (ii) incidental cost for operational expenses, (iii) profit to be defined by mutual agreement with NIC, who shall apply the same methodology to determine the price of products and/or services delivered to COMITAS . (vii) All other customary terms for the purchase and/or sale of products and/or services between COMITAS and NIC shall be set forth in the final agreement . (b) . NIC shall : (i) . When NIC performs local integration, have primary responsibility, through operation and management, for the effective and rigorous integration process,

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(Continued) and where applicable, manufacturing of the casing, assembly, and packaging of each COMITAS product defined for each territory, (2 x Illegible signature)

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including the matrix and all elements necessary for the injection process in the production of the casings of each COMITAS product integrated. (ii) Have primary responsibility, through operation and management, for the effective and rigorous marketing, promotion, and sales of COMITAS' telemedicine and mobility products according to an annual commercial and marketing plan that includes a budget, to be formulated and approved mutually no later than ninety (90) days before the end of NIC's first fiscal year . For the execution of the business relationship between COMITAS and NIC, NIC may seek third - party financing to fulfill its designated obligation herein, and in relation thereto, shall have the right to provide a real guarantee on NIC's telemedicine and mobility inventory at that time, customer equipment inventory, provided that such financing results in the creation of other liens, encumbrances, real guarantees, or other contractual or other commitments affecting directly or indirectly, NIC or its assets ; (iii) Have primary responsibility exclusively within the Territory, through operation and management of all local operational functions related to NIC's telemedicine and mobility business operation, including, among others : (A) compliance with all applicable laws, regulations, ordinances or other requirements and obtaining and maintaining all required licenses and permits ; and (B) providing or obtaining all professional, zoning, engineering, or other technical services related to infrastructure and the development and operation of telemedicine and mobility networks and products, including the proposal, design, development, and implementation of a pilot and large - scale network of telemedicine and mobility products, service projects within the Territory, all responsibilities for installation of end - user and other customer equipment, technical support, network repairs, equipment repairs and replacements, and all services, billing and collection of monthly subscription fees and other charges from its customers, as well as all related expenses . NIC shall have the right to hire subcontractors to perform such tasks, provided that NIC remains primarily responsible to COMITAS for the proper and timely performance of all such obligations and subcontractors are approved by COMITAS, and shall be responsible to COMITAS for any breach of such obligations by any of such subcontractors . (iv) Provide all orders placed by COMITAS on time and defect - free, for a finished product with the best possible performance . (v) The price of each product that NIC shall sell to COMITAS shall be as follows : (a) open books for costs of materials, parts, systems, software, hardware, and all components necessary for the best possible performance of each equipment as direct cost, (b) incidental cost for operational expenses, (c) profit to be defined by mutual agreement with COMITAS . (2 x Illegible signature)

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(vi) . Comply with all other customary terms for the purchase and/or sale of products and/or services between COMITAS and NIC, which shall be established in the final agreement . (vii) . Achieve the commercial and marketing objectives established to maintain exclusivity in each of the territories, which shall be reviewed semi - annually between the parties . According to what is established in this MOU and the specific agreements : Preferred Territory : Territory: a) Latin America and the Caribbean, from Mexico : 32 ƒ 43 ' N to Cape Froward, Chile 53 ƒ 53 ' 47 "S 71 ƒ 17 ' 40 " . To avoid any confusion, the Territory is indicated on the map published in Annex B attached hereto . b) Initial exclusive Territory, subject to review based on objectives : Republic of Paraguay, Republic of Brazil, and Argentine Republic . NIC commits to purchasing COMITAS' telemedicine and mobility products, both as finished products and all necessary elements for their integration into mandatory established territories, at COMITAS' current price at that time in accordance with the provisions set forth in this MOU in the Section : Duties , Point (a) subpoint (vi) , and at other COMITAS' prices current at that time, as well as COMITAS' standard terms, which shall be specified in more detail in the purchase order confirmation, particularly, provided that COMITAS and NIC jointly obtain lines of credit from different Spanish and/or European entities that support credit lines for the export of products manufactured in Europe . All equipment manufactured by NIC in accordance with this MOU shall be delivered EXW (ex - works, according to INCOTERMS 2024 ), and all equipment manufactured by COMITAS in accordance with this MOU shall be delivered EXW to NIC . Ownership of the equipment shall transfer to the recipient when such equipment is fully paid for . The buyer shall be responsible for clearing the equipment and all related materials through customs, including payment at the port or airport of entry for all duties, taxes, fees, levies, storage charges, and other customs clearance - related charges . NIC shall be responsible for 100 % of all its marketing and advertising expenses . In addition to operating according to the commercial and marketing plans described above, NIC shall provide COMITAS with a six (6) month mobile market forecast for each Territory at any time during the second year of operations . The President and Board of Directors of NIC shall also meet periodically with the President and Board of Directors of COMITAS upon request from either party to discuss and review business within the Territory . NIC agrees that while this MOU and/or the final agreement are in force, and for the term established herein in the "Initial Contract Term" section, Prices and purchase conditions: Delivery/shipping conditions: Marketing advertisements; Market forecasts Mutual exclusivity. (2 x Illegible signature)

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COMITAS shall be the exclusive supplier of COMITAS telemedicine and mobility products and similar or equivalent products in the defined territories . COMITAS agrees that while this MOU and/or the final agreement are in effect, and for the term established in the "Initial Contract Term" section, NIC shall be the exclusive producer of COMITAS in territories where local integration of equipment is required, and its distributor of COMITAS telemedicine and mobility products within each Territory as described in this MOU and in accordance with the requirements for such exclusivity to apply . Inventory Commitment: The parties shall establish at any time during the second year of operations a provisional commitment to accumulate a defined volume of inventory of COMITAS products, fully compatible with the previous year's sales level and with a stable trend that can be accurately estimated over the time elapsed during the second year . In the event that it is reasonably determinable by the parties that neither of them shall achieve these minimum inventory levels due to unforeseen circumstances such as catastrophic events like fires, floods, terrorism, droughts, earthquakes, meteorites, or other natural disasters ; government actions, war, civil unrest, riots, or revolution ; strikes or changes in laws and regulations affecting the healthcare industry as a whole, the parties shall adjust these minimums to the extent reasonably determined by mutual agreement . Initial Contract Term: Three (3) years from the date on which Comitas' products are approved by regulatory bodies in each territory as suitable for sale and use in the specific services for which they have been designed, unless terminated earlier in accordance with the termination clause, This MOU may be terminated : Termination: (a) By mutual written consent of COMITAS and NIC, (b) By NIC or COMITAS if : (i) the other party materially breaches any of its representations, warranties, covenants, or obligations under this MOU and, after receiving written notice with thirty (30) days' notice from the non - breaching party, such breach has not been cured or, to the extent cure is not feasible within such thirty (30) day period, the breaching party has not commenced all reasonable efforts to cure such breach, (ii) in the event of insolvency, bankruptcy, or voluntary dissolution of the other party, or assignment by the other party of its assets for the benefit of its creditors, (iii) due to failure to meet commercial objectives in each territory or failure to agree on such objectives or provide necessary resources for their development, (iv) by either party for justified cause based on the (2 x Illegible signature)

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risk of harm if continued, with a two - month notice period to the other party prior to termination, d) by force majeure, as established by the Spanish Civil Code. In case of termination by either Party for any reason, the due dates of all outstanding invoices to NIC from COMITAS shall automatically accelerate to be due and payable on the effective date of termination, even if longer terms were previously provided . All orders or parts thereof remaining unshipped as of the effective date of termination shall be automatically canceled . All license grants established in this document shall automatically cease, and NIC shall immediately cease : (i) selling COMITAS' telemedicine and mobility products ; and (ii) all advertising, promotion, and marketing thereof [within the Territory] . NIC shall also immediately cease representing and/or implying to any person or entity that NIC is authorized to sell COMITAS' telemedicine and mobility products . Each Party shall cease using any trademarks, trade names, logos, or designations of the other Party and, in general, any intellectual or industrial property rights, and shall return or, upon the other Party's request, destroy all confidential information of the other Party in its possession or control . Both parties agree that the equipment sold by one party to the other shall carry and be subject to any warranties or terms provided by the manufacturer thereof . It is expressly acknowledged in this document that there are warranties, conditions, or representations, whether express or implied by statute, usage, trade custom, or otherwise, and the parties do not waive compliance with all implied warranties regarding the goods or services purchased or otherwise provided under this agreement . These include, among others, warranties or representations of workmanship, merchantability, fitness for a particular purpose, durability, or non - infringement . This warranty constitutes an essential part of this MOU . Limited Warranty: Governing Law; Miscellaneous: If any provision of this Agreement is deemed unenforceable for any reason, such provision shall be reformed only to the extent necessary to make it enforceable . This Agreement shall be governed by and construed in accordance with the laws of Spain, except to the extent that the law expressly replaces the application of any other applicable law . The parties intend for this MOU and the final agreement to have full force and effect to the greatest extent legally possible instead of this MOU or the final agreement, or any part thereof, being deemed invalid . The Parties irrevocably consent and submit to the exclusive personal jurisdiction of the courts located in Madrid, Spain for all disputes relating to this MOU . The prevailing Party in any legal proceeding between the Parties regarding this MOU shall be entitled to recover from the non - prevailing Party its legal fees and related expenses incurred by the prevailing Party . (2 x Illegible signature)

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The Parties expressly waive the application of the United Nations Convention on Contracts for the International Sale of Goods . Except in cases of fraud or gross negligence, where, in accordance with the Spanish Civil Code, liability extends to all damages caused, neither Party to this Agreement nor any of its affiliates shall be liable for any direct, indirect, special, incidental, exemplary, punitive, or consequential damages of any kind, including but not limited to damages for loss of goodwill, business interruption, computer failure or malfunction, or any other commercial damage or loss, even if such Party or its affiliates have been advised of the possibility of such damages . In no event, except as provided by law, shall either Party to this Agreement or its affiliates be liable for any damages exceeding the amount paid for the goods or services that are the subject of the claim or directly related to the cause of action . Assignment Neither COMITAS nor NIC shall assign any of their respective rights or delegate any of their respective obligations without the prior written approval of the other party . Each party agrees to pay the fees of their own subcontractors, lawyers, accountants, advisors, consultants, and other professionals incurred in connection with the execution, delivery, and performance of this MOU and the final agreements . When justified cause is established, from the date hereof until the Parties enter into the final agreements, each Party may request from the other Party, upon reasonable notice, the provision of documentation regarding properties, books, accounts, records, contracts, documents, and information related to the business described herein . Both Parties shall make all necessary filings and requests to obtain such licenses from the relevant government agencies to enable the full operation of the business described herein in the Territory . The parties anticipate that the final agreements shall be executed within the term of this MOU . However, the parties acknowledge that this MOU constitutes a legally binding agreement between COMITAS and NIC and shall apply and be enforceable unless and until terminated in accordance herewith or replaced by different subsequent written agreements entered into by and between the parties . This MOU and any other documents referenced herein constitute the entire agreement between the parties with respect to its subject matter and supersede all prior agreements, understandings, representations, or warranties between the parties . Rights and obligations under "Mutual Exclusivity", provisions in "Termination", disclaimers in Professional fees Due Diligence Binding Effect; Entire Agreement; Survival "Limited Warranty", "Applicable Law ; Miscellaneous", "Assignment", "Professional Fees" and "Binding Effect ; Entire Agreement ; Survival" shall survive the termination or expiration of this MOU . (2 x Illegible Signature)

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Comitas Telesalud S.A and Neighpart International, Corp. have each agreed, by the signature or the signature of their respective duly authorized officers below, to this MOU effective as of the latest date set forth below. COMITAS TELESALUD S.A. Signature NEIGHPART INTERNATIONAL, CORP. Signature J. Aquilino Antuȧ Díaz CEO Comitas Telesalud S.A. Claudio Alberto Escobar Brizuela CEO Neighpart International, Corp. The Parties hereby agree that, for all legal intents and purposes, the effective date designated as the commencement of this MOU is May 31 st , 2024. The parties set their hand again in confirmation thereof. Signature Signature J. Aquilino Antuȧ Díaz CEO Comitas Telesalud S.A Claudio Alberto Escobar Brizuela CEO Neighpart International, Corp.

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SOLID TRANSLATION
SOLUCIONES IDIOMATICAS S.R.L.
PARAGUAY

ANNEX A

INITIAL LIST OF COMITAS PRODUCTS FOR EXCLUSIVE DISTRIBUTION BY NIC IN THE "TERRITORY"

Premium Telemedicine Cart

- External dimensions: 195mm (height) x 585mm (width) x 745mm (depth)
- Weight with equipment: 85 kg
- Power supply: 230V. Consumption: 125 W
- Uninterruptible power supply. Autonomy: 4 hours.
- PTZ camera for HD videoconferencing.
- High-resolution 4K monitor.
- Patient monitor (vital signs + EKG).
- Wireless keyboard with touchpad.
- Speakers and microphones.
- Optional peripheral connections.
- 2 storage drawers.
- Electronic lifting device.
- Electronic frame.
- Peripheral connection and system computer startup.
- Support on both sides for housing medical equipment during medical examination.



(Logo) www.comitas.es

Lite Telemedicine Cart

- External dimensions: 1600 mm (height) x 580 mm (width) x 650 mm (depth)
- No uninterruptible power supply.
- Power: 110Vac / 60Hz - 220Vac / 50Hz
- Power consumption: 250 W
- Full HD camera
- 27" Full HD monitor
- Speaker bar with built-in microphone and echo cancellation
- Manually adjustable central monitor column
- 1 storage drawer
- Support on both sides for accommodating medical equipment during medical examinations.



(Logo) www.comitas.es

(2 x Illegible Signature)

Phone: +59521 511 032
Cellphone: +595971204110
E-mail: traducciones@solid.com.py
Web: www.solid.com.py
Francisco Eduardo Enciso Aponte
Sworn Translator
SCJ License N° 1.285

Telemedicine Case Lite Case Premium Case Military Case The same comment for these descriptions, they should clearly include the applications each device has and therefore its capabilities. (Logo) www.comitas.es (2 x Illegible Signature)

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SOLID TRANSLATION
SOLUCIONES IDIOMATICAS S.R.L.
PARAGUAY

Premium Telemedicine Case Design

- Format: Watertight case made of polypropylene copolymer (free of CFC and HCFC gases)
- External dimensions: 598 (width) x 398 (length) x 247 (height) mm, or smaller.
- Empty weight: 3.9Kg
- Weight with equipment: 13.4Kg (may vary slightly depending on the equipment it holds)
- Buoyancy: 23Kg/maximum
- Operating temperature: -30°C to +90°C
- Pressure relief valve for air transport
- Self-lubricating wheels and extendable handle for transport
- IP67 certified
- Autonomous power unit. Autonomy of 12h.



(Logo) www.comitas.es

Lite Telemedicine Case Design

- Dimensions: 424mm x 340mm x 173mm (length x width x height)
- Shockproof cover included
- Front camera: 1080p Full HD
- Sippar 5GEN software
- Tablet battery
- Power supply: USB-C 3.1 port (data, DisplayPort, and charging)



"Optionally, a portable battery and/or another device with internet connection can be added.
(Logo) www.comitas.es

(2 x Illegible Signature)

Phone: +59521 511 032
Cellphone: +595971204110
E-mail: traducciones@solid.com.py
Web: www.solid.com.py
Francisco Eduardo Enciso Aponte
Sworn Translator
SCJ License N° 1.285

SOLID TRANSLATION
SOLUCIONES IDIOMATICAS S.R.L.
PARAGUAY

Military Case Design

- Format: Watertight case made of polypropylene copolymer (free of CFC and HCFC gases)
- External dimensions: 550mm (width) x 350mm (length) x 225mm (height), or smaller
- Empty weight: 3.9kg
- Weight with equipment: 13.4kg (may vary slightly depending on the equipment housed)
- Buoyancy: 23kg maximum
- Operating temperature: -30°C to +90°C
- Pressure relief valve for air transport
- Self-lubricating wheels and extendable handle for transport
- IP67 certified
- Autonomous power unit. Autonomy of 12h.



(Logo) www.comitas.es

Desktop Equipment



(Logo) www.comitas.es

Dimensions subject to change.

(2 x Illegible Signature)

Phone: +59521 511 032
Cellphone: +595971204110
E-mail: traducciones@solid.com.py
Web: www.solid.com.py
Francisco Eduardo Enciso Aponte
Sworn Translator
SCJ License N° 1.285

SOLID TRANSLATION
SOLUCIONES IDIOMATICAS S.R.L.
PARAGUAY

Desktop Equipment

- Touchscreen.
- USB connection.
- Integrated camera and sound system.
- Device dimensions 25.5cm (height) x 29cm (width) x 16cm (depth)
- Case dimensions 15.5cm (height) x 37cm (width) x 26cm (depth)



(Logo) www.comitas.es

Dimensions subject to change.

MEDICAL SPECIALTIES COVERED BY THE SOLUTION

- CARDIOLOGY
- OTORHINOLARYNGOLOGY
- OPHTHALMOLOGY
- DERMATOLOGY
- ULTRASONOGRAPHY



(Logo) www.comitas.es

(2 x Illegible Signature)

Phone: +59521 511 032
Cellphone: +595971204110
E-mail: traducciones@solid.com.py
Web: www.solid.com.py

Francisco Eduardo Enciso Aponte
Sworn Translator
SCJ License N° 1.285

Mobile Medical Unit Telemedicine equipment, basic radiology, simple ultrasound, and the possibility of mammography (Logo) www.comitas.es Reference Center Curved screen Sippar on client PC (Logo) www.comitas.es (2 x Illegible Signature)

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Describe what applications are incorporated into this installation, that is, what services it provides to visitors. (Logo) www.comitas.es (2 x Illegible Signature)

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NON - DISCLOSURE AND NON - COMPETE AGREEMENT Madrid, May 21 st , 2024 ON ONE SIDE, COMITAS TELESALUD S . A . , hereinafter referred to as COMITAS, domiciled at Avda . Sur del Aeropuerto de Barajas no . 16 , 28042 Madrid, holder of Tax Identification Number A 81079873 , represented herein by Mr . José Aquilino Antuña Díaz, holder of Civil Identification No . 52 . 610 . 547 W, duly authorized to act on behalf of the company in this matter, ON THE OTHER SIDE, NEIGHPART INTERNATIONAL, CORP . , hereinafter referred to as NIC, headquartered at 1281 Brickell Bayview, 80 SW 8 th St, Suite 2000 , Miami, FL - 33130 , represented herein by Mr . Claudio Alberto Escobar Brizuela, holder of Foreigners' Identification No . (NIE by its Spanish abbreviation ) Z 1535707 - W, duly authorized to act on behalf of the company in this matter . For the purposes of this Agreement, each party shall be individually referred to as a "Party" and collectively as the "Parties" . THEY HEREBY STATE FIRST . - That it is the will of the Parties to maintain conversations, meetings, and/or exchange of information and documentation regarding the distribution of COMITAS equipment and technology in the territories of Latin America and the Caribbean, including training and technical support, local manufacturing or integration of COMITAS equipment, and the acquisition of a certain percentage of COMITAS' capital (hereinafter, the "Proposed Transaction") . SECOND . - That, for this purpose, the Parties may wish to exchange and disclose confidential information and/or property of the Parties and/or a third party . THIRD . - That the information shared between the parties is highly sensitive to them, and that the direct or indirect disclosure of such confidential information to existing or potential competitors of the parties would place each of the parties at a competitive disadvantage and cause financial or other damages to the parties' business ; expressly acknowledging the status of trade secret of the confidential information and that such confidential information constitutes a protectable commercial interest of each of the parties . (2 x Illegible Signature) Non - Disclosure Agreement Page 1

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FOURTH . - That, regarding the conversations, meetings, and exchange of information concerning the Proposed Transaction, each of the parties may present directly and/or indirectly to third parties and/or companies of interest to the parties as a whole or to each of the parties individually, and the parties wish for such presentations to be kept confidential by the other party, confirming each party's ownership of such contacts based on which party presents such contacts of interest to the other party . FIFTH . - That the Parties wish to define the terms and conditions under which such exchange and disclosure of information shall occur . In consideration of the foregoing, and recognizing the mutual capacity of the Parties to enter into this agreement, they hereby formalize this Non - Disclosure Agreement (the "Agreement"), subject to the following terms and conditions : CLAUSES 1 . - SUBJECT MATTER 1 . 1 NON - DISCLOSURE : For the purposes provided in this Agreement, the following shall be considered “Confidential and/or Proprietary Information” : all information, whether technical, financial, commercial or of any other nature, including contacts with potential customers or suppliers, price lists, marketing and sales strategies and procedures, operational and equipment techniques, commercial plans and systems, quality control procedures and systems, special projects and technological researches, including projects, researches and reports for any entity or client or any project, research, report or similar related to sales or manufacturing or new technology, employee compensation plans and any other information related thereto, and any other record, file, drawing, invention, discovery, applications or processes that are not in the public domain, supplied and disclosed by one Party to the other in connection with the Proposed Transaction, whether in writing, through any type of medium (paper, computer, etc . ) or verbally, provided that the following requirements are met : (a) Regarding information provided in writing in any type of medium, the issuing Party must have stamped on it a seal, mark or legend containing the term "Confidential and/or Proprietary" . (b) Regarding information provided verbally, it shall always be considered "Confidential and/or Proprietary", unless the issuing party communicates, prior and in writing, that it is information for free use and/or disclosure . 1 . 2 . In the event that, prior to the entering into of this Agreement, either Party had access to information from the other Party, it shall be considered, for … (2 x Illegible Signature) Non - Disclosure Agreement Page 2

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..all purposes provided in this document, as Confidential and/or Proprietary Information, except for that which is expressly qualified by the issuing Party as information for free use and/or disclosure. 1 . 3 . NON - COMPETE : During the negotiation period of the Proposed Transaction, the parties commit not to engage in acts of Competition (as defined below) between them . (a) For the purposes of this Agreement, "Competition" for either party shall mean the participation of one party in the direct or indirect distribution of Comitas telemedicine equipment in territories of Latin America and the Caribbean as defined between the parties, including acting directly or indirectly as a distributor or lender, or being a director, officer, employee, principal, licensor, trustee, broker, agent, shareholder, member, owner, joint venture, or partner of any other company or organization engaged in the distribution of telemedicine equipment . (b) The parties agree that initially they shall include the Republic of Paraguay, the Republic of Brazil, and the Argentine Republic as non - compete zones . (c) Without limiting the generality of the foregoing, during the Non - Compete Period, the parties agree that they shall not, directly or indirectly, for their own benefit or for the benefit of any other person, company, or entity, do any of the following : (i) solicit any current or potential customer or supplier to do business with the other party without the written consent of the other party in relation to such customer or supplier ; (ii) solicit the employment or services of any person who during the Non - Compete Period is affiliated with the other party hereto ; or (iii) make defamatory or disparaging statements or comments to third parties regarding the other party hereto or its officers, directors, personnel, products, or services . 2. - RESPONSIBILITIES OF THE RECIPIENT OF INFORMATION 1. Upon receipt of the Confidential and/or Proprietary Information, receiving Party shall : i) acknowledge receipt thereof, ii) keep it strictly confidential, iii) use it solely in connection with the Proposed Transaction, iv) not disclose it to any third party without the prior written consent of the disclosing Party, and v) only disclose such Confidential and/or Proprietary Information to its company employees who have a specific need to know in connection with the Proposed Transaction, who shall be informed of the nature and responsibilities inherent in such Confidential and/or Proprietary Information . 2. Receiving Party shall not copy or reproduce, in whole or in part, the Confidential and/or Proprietary Information provided by the other Party in any format or medium, except as required pursuant to Section 2 . 1 above, keeping in this case a record of the recipient, date of supply, with identification of the document and number of copies delivered . Any copy or reproduction .. (3 x Illegible Signature) Inserted: Comitas - VALE - Non - Disclosure Agreement Page 3

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..made shall contain the same seal, mark, or legend as its original in accordance with Section (a) of Clause 1. 3. Receiving Party shall, upon request by the Issuing Party, return all Confidential and/or Proprietary Information provided by Issuing Party, including any copies or reproductions thereof . Additionally, at the request of Issuing Party, Receiving Party shall delete or erase all such Information that has been stored in non - returnable media . 4. Receiving Party shall take appropriate measures to ensure compliance by its employees or third parties, if any, who have access to the Confidential and/or Proprietary Information provided by the other Party, with all terms and conditions set forth in this Agreement . 3. - EXCLUSIONS The Parties agree that the responsibilities contained in this Agreement shall not apply to information that: (a) is or becomes publicly known without any action by receiving Party in breach of the terms of this Agreement ; or (b) was known to receiving Party prior to its disclosure by the issuing Party, provided that receiving Party can demonstrate that it was obtained from a third party with full rights to disclose it ; or (c) must be disclosed by law, in which case the obligated Party shall promptly notify the other Party so that it may seek a protective order or other appropriate remedy ; or (d) was developed independently and in good faith by the employees of the receiving Party who have not had access to the Confidential and/or Proprietary Information of the receiving Party ; or ... (e) has not been identified or confirmed as Confidential and/or Proprietary Information . 4. - INTELLECTUAL AND INDUSTRIAL PROPERTY RIGHTS 1. This Agreement does not grant, expressly or implicitly, any rights over the Confidential and/or Proprietary Information provided, except as expressly granted by the issuing Party in relation to the Purpose . 2. Consequently, the provision of such Confidential and/or Proprietary Information shall not be construed, in any case, as a grant of patent, license, or .. (2 x Illegible Signature) Non - Disclosure Agreement Page 4

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..any Intellectual Property or Industrial Property rights, and it shall be considered that such information shall remain at all times within the ownership of the issuing Party or the third party to whom it belongs. 5. - RECEPTION OF CONFIDENTIAL INFORMATION The Parties designate the following individuals as recipients of the Confidential and/or Proprietary Information: For COMITAS For Neighpart: Attn: Julio Gutiérrez jgutierrez@comitas.es Attn: Claudio Escobar claudio@nic - usa.net The replacement of any of these individuals must be communicated to the other Party with due notice. 6. - TERM This Agreement shall become effective upon signature by the Parties and shall remain in force for twelve months, unless extended by mutual agreement of the parties or until superseded by a subsequent agreement governing the "Proposed Transaction," at which point confidentiality and non - compete responsibilities shall be governed by the new agreement . Confidentiality obligations shall continue for a period of two years following the termination of this Agreement. 7 . - APPLICABLE LAW AND JURISDICTION This Agreement shall be interpreted in accordance with Spanish laws. In the event of any dispute or controversy between the Parties regarding the interpretation, performance, breach, termination, or invalidity of all or part of this Agreement, the Parties, waiving any jurisdiction that may correspond to them, submit to the jurisdiction of the Courts and Tribunals of the City of Madrid . (Illegible Signature) Non - Disclosure Agreement Page 5

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8. - MISCELLANEOUS (a) This Agreement is limited to regulating the treatment of Confidential and/or Proprietary Information disclosed between the Parties under this Agreement, without obligating the Parties in any way to supply or disclose information, or to establish any contract or other type of commitment between them . (b) This Agreement contains all agreements between the Parties regarding its subject matter, superseding and replacing any prior agreements or understandings, whether oral or written, between the parties . (c) The responsibilities and rights established in this Agreement may not be assigned, in whole or in part, to third parties by either party without the prior written consent of the other party . (d) The responsibilities and rights established in this Agreement extend to the parties and their current and future subsidiaries and affiliates engaged in the Business . (e) WAIVER . The failure of either party to enforce any terms, provisions, or covenants of the agreement shall not be construed as a waiver of such terms or the right of that party to enforce the same . Waiver by either party of any breach shall not constitute a waiver of any other breach by the other party . IN WITNESS WHEREOF, the Parties sign two counterparts of this Agreement on the date and at the place indicated above. On behalf and representation of COMITAS (Signature) D. José Aquilino Antuña Díaz On behalf and representation of Neighpart (Signature) D. Claudio Escobar Brizuela Non - Disclosure Agreement Page 6 Translator’s Note : I, the undersigned , FRANCISCO EDUARDO ENCISO APONTE , an Official Sworn Translator, registered with the Supreme Court of Justice under No 1 , 285 , DO HEREBY CERTIFY , that the above is a true and accurate English translation of a document in Spanish, which I had before me . - IN WITNESS WHEREOF , I have hereunto set my hand and affixed my seal in the city of Asunción, Paraguay, this 17 th day of July, A . D . 2024 . -

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